SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): April 23, 1999


                              AUDIO BOOK CLUB,INC.
             (Exact name of registrant as specified in its charter)


            FLORIDA                    1-13469                   65-0429858
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File  Number)           Identification No.)



                2295 Corporate Blvd., N.W., Boca Raton, FL 33431
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: 561-241-1426

--------------------------------------------------------------------------------
Former name or former address, if changed since last report

Item 5. Other Events.

Audio Book Club, Inc. is filing this report to update the financial statements and pro forma information provided by the Company in its Form 8-K/A for the event dated December 31, 1998. These updated financial statements and pro forma information are provided for incorporation into the Company's Registration Statement on Form S-3 and were not required previously in the Company's Current Report on Form 8-K for the event dated December 31, 1998, as amended on Form 8-K/A.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Attached hereto are certain historical and pro forma combined financial statements for Audio Book Club, Inc.

Index.

(a) Historical Financial Statements of the Business acquired (The Columbia House Audiobook Club)

     December 18, 1998

                  Independent Auditors' Report
                  Balance Sheet
                  Statement of Operation
                  Statement of Cash Flows
                  Notes to Financial Statements

(b)  Pro-Forma Combined Financial Statements

     Pro-Forma Combined Statement of Operations

     Notes to Pro-Form Combined Statement of Operations

--------------------------------------------------------------------------------
                                      The Columbia House
                                      Audiobook Club
                                      (A Division of The Columbia House Company)


                                      Financial Statements for the Fiscal
                                      Year Ended December 18, 1998 and
                                      Independent Auditors' Report

THE COLUMBIA HOUSE AUDIOBOOK CLUB
(A Division of The Columbia House Company)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            Page

INDEPENDENT AUDITORS' REPORT                                                 1

FINANCIAL STATEMENTS FOR FISCAL THE YEAR ENDED
   DECEMBER 18, 1998:

   Balance Sheet                                                             2

   Statement of Operations                                                   3

   Statement of Cash Flows                                                   4

   Notes to Financial Statements                                            5-8

INDEPENDENT AUDITORS' REPORT


To the Board of Representatives of
The Columbia House Company
New York, New York

We have audited the accompanying balance sheet of The Columbia House Audiobook Club, a division of The Columbia House Company, as of December 18, 1998 and the related statements of operations and cash flows for the fiscal year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared from the separate records maintained by The Columbia House Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if The Columbia House Audiobook Club had been operated as an unaffiliated company. Portions of certain assets, liabilities, income and expenses represent allocations made from the home-office items applicable to the company as a whole.

In our opinion, such financial statements present fairly, in all material respects, the financial position of The Columbia House Audiobook Club as of December 18, 1998, and the results of its operations and its cash flows for the fiscal year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

March 18, 1999

THE COLUMBIA HOUSE AUDIOBOOK CLUB
(A Division of The Columbia House Company)


BALANCE SHEET
DECEMBER 18, 1998
(Amounts in Thousands, except share and per-share data)
--------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
  Cash                                                                    $   --
  Accounts receivable, net (Note 3)                                        1,881
  Inventory, net (Note 4)                                                    581
  Royalty advances                                                           867
  Prepaid expense and other current assets                                    42
                                                                          ------

           Total current assets                                            3,371

LONG-TERM ASSETS
  Deferred member acquisition costs (Note 5)                               2,420
                                                                          ------

TOTAL ASSETS                                                              $5,791
                                                                          ======

LIABILITIES AND COLUMBIA HOUSE EQUITY INVESTMENT

CURRENT LIABILITIES:
  Accounts payable                                                        $  708
  Accrued royalties                                                        1,017
  Accrued advertising                                                        355
  Other current liabilities                                                  191
                                                                          ------

           Total current liabilities                                       2,271

COMMITMENTS AND CONTINGENCIES (Note 8)

COLUMBIA HOUSE EQUITY INVESTMENT (Note 6)                                  3,520
                                                                          ------

TOTAL LIABILITIES AND COLUMBIA HOUSE
  EQUITY INVESTMENT                                                       $5,791
                                                                          ======

See notes to financial statements.

THE COLUMBIA HOUSE AUDIOBOOK CLUB
(A Division of The Columbia House Company)


STATEMENT OF OPERATIONS
FISCAL YEAR ENDED DECEMBER 18, 1998
(Amounts in Thousands, except share and per-share data)
--------------------------------------------------------------------------------

NET SALES                                                              $ 14,387
                                                                       --------

EXPENSES:
  Cost of sales                                                           6,118
  Selling, general and administrative expenses                           10,164
                                                                       --------
           Total expenses                                                16,282
                                                                       --------
NET LOSS                                                               $ (1,895)
                                                                       ========

See notes to financial statements.

THE COLUMBIA HOUSE AUDIOBOOK CLUB
(A Division of The Columbia House Company)


STATEMENT OF CASH FLOWS
FISCAL YEAR ENDED DECEMBER 18, 1998
(Amounts in Thousands, except share and per-share data)
--------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                              $(1,895)
                                                                        -------
  Adjustments  to reconcile  net loss to net cash used in operating  activities:
    Changes in assets and liabilities:
      Decrease in accounts receivable                                        28
      Decrease in inventory                                                 215
      Decrease in deferred member acquisition costs                         561
      Increase in royalty advances                                         (380)
      Increase in other assets                                              (42)
      Increase in accounts payable                                          352
      Increase in accrued royalties                                         128
      Decrease in accrued advertising                                      (496)
      Increase in other current liabilities                                 191
                                                                        -------

           Total adjustments                                                557
                                                                        -------

           Net cash used in operating activities                         (1,338)
                                                                        -------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net distributions to Columbia House                                    (1,314)
  Amounts paid by Columbia House                                          2,652
                                                                        -------

           Net cash provided by financial activities                      1,338
                                                                        -------

NET CHANGE IN CASH                                                           --

CASH, BEGINNING OF YEAR                                                      --

CASH, END OF YEAR                                                       $    --
                                                                        =======



See notes to financial statements.

THE COLUMBIA HOUSE AUDIOBOOK CLUB
(A Division of The Columbia House Company)


NOTES TO FINANCIAL STATEMENTS
FISCAL YEAR ENDED DECEMBER 18, 1998
(Amounts in Thousands, except share and per-share data)
--------------------------------------------------------------------------------


1.   ORGANIZATION AND DESCRIPTION OF BUSINESS

     The Columbia House Audiobook Club ("The Club"), a division of The Columbia House Company ("Columbia House"), is a membership club which markets and sells audio books by mail order in the United States. The Club commenced operations during July 1994 and acquires members primarily through direct mailings of member solicitation materials and advertisements in magazines, newspapers and other publications. The Club does not maintain any full or part-time employees as all operations of The Club are performed by employees of Columbia House. As described in Note 7, Columbia House charges The Club for all services rendered on behalf of The Club.

     As described in Note 9 Columbia House sold The Club effective December 31, 1998.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Fiscal Year and Reporting Period - The Club's fiscal year consists of 52 or 53 weeks ending on the third Friday of December in each year. The fiscal year ended December 18, 1998 included 52 weeks.

     Basis of Presentation - The carve-out financial statements include the accounts of The Club and reflect the carve-out historical results of operations, financial position and cash flows of The Club.

     As described in Note 7, because The Club operates as a division within Columbia House, only those assets, liabilities, revenues and expenses of Columbia House directly related to or allocated to The Club are in the accompanying financial statements. Certain expenses of The Club reflected in the accompanying financial statements included allocations of costs from Columbia House for certain executive and administrative functions. Allocations of certain assets, liabilities, and costs among Columbia House divisions are based on revenues, personnel, space, estimates of usage or time spent to provide services, or other appropriate bases. The accompanying financial statements may not necessarily be indicative of the financial position or results of operations if The Club had operated as an unaffiliated company.

     Columbia House funds the working capital requirements of its Club businesses based upon a centralized cash management system. The Columbia House Equity Investment (Note 6) includes an accumulated deficit as well as payables and receivables due from Columbia House resulting from cash transfers.

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could subsequently differ from those estimates. The significant estimates that affect the financial statements include, but are not limited to, audiobook returns, doubtful accounts, inventory obsolescence, related party charges and the recoverability of royalty advances to publishers and deferred member acquisition costs.

     Revenue Recognition - The Club recognizes sales, which include amounts charged to Club members for shipping and handling, upon shipment of merchandise and simultaneous billing. Allowance for doubtful accounts and future returns are based upon historical experience and evaluation of current trends.

     Inventory - Inventory, consisting primarily of audiobooks held for resale, is valued at the lower of cost (weighted average cost method) or market.

     Deferred Member Acquisition Costs - Member acquisition costs include direct response advertising costs, consisting primarily of the cost of direct mailings, magazine and newspaper advertising that include enrollment forms for The Club's members.

     Member's acquisition costs are deferred and amortized in relation to the revenue stream estimated from the new Club members. The Club's estimate of future revenues is based on historical experience and is limited to revenues expected within two years of members joining The Club which corresponds to the membership commitment period.

     Royalties - The Club is liable for royalties to licensors based upon revenue earned from the respective licensed product. Advances made for the right to distribute audiobook products are recorded as prepayments and reflected in the cost of sales as royalty expense as the related sales are made. An allowance is established for amounts considered recoupable. For the fiscal year ended December 18, 1998, no writedown of royalty advances were recorded.

     Income Taxes - Columbia House is a United States partnership and, therefore, not subject to federal or state income taxes. Accordingly, no provision has been reflected in The Club's financial statements for federal or state income taxes since The Columbia House partners are taxed thereon directly.

3.   ACCOUNTS RECEIVABLE

     Accounts receivable, trade                                          $2,764

     Less:
       Allowance for sales returns                                          301
       Allowance for doubtful accounts                                      582
                                                                         ------
                                                                         $1,881
                                                                         ======

     The provision for doubtful accounts charged to expense was $869 for the fiscal year ended December 18, 1998.

4.   INVENTORIES

     Inventories consist of the following:

     Accounts receivable consist of the following:

     Raw materials                                                      $  163
     Finished goods                                                        958
                                                                        ------
                                                                         1,121

     Less:  allowance for obsolescence                                     540
                                                                        ------
                                                                        $  581
                                                                        ======


5.   DEFERRED MEMBER ACQUISITION COSTS

     Deferred member acquisition costs were $2,420 at December 18, 1998. Advertising expense was $5,498 for the same period. Included in advertising expense is $1,534 of deferred member acquisition costs that were written down to net realizable value.

6.   COLUMBIA HOUSE EQUITY INVESTMENT

     An analysis of The Columbia House equity investment activity is as follows:


     Balance at December  19, 1997                                      $ 4,077

       Net loss                                                          (1,895)
       Net cash distributions to Columbia House                          (1,314)
       Allocated charges from Columbia House                              2,652
                                                                        -------
     Balance at December 18, 1998                                       $ 3,520
                                                                        =======

7.   RELATED PARTY TRANSACTIONS

     Columbia House provides The Club with warehousing, fulfillment, marketing and customer service functions. For the fiscal year ended December 18, 1998, $1,164 of warehouse expenses is included as a component of costs of sales and $402 represent allocated charges. Allocated charges during 1998 for fulfillment, marketing and customer service functioning which are included as a component of selling, general and administrative were as follows:

     Fulfillment                                                          $1,123
     Marketing and customer service                                          689
                                                                          ------
                                                                          $1,812
                                                                          ======

     Columbia House also provides The Club with all general and administrative services, including insurance, legal, financial and other corporate functions, including purchasing, accounting and systems technology support. Such charges amounted to $438 for the fiscal year ended December 18, 1998.

8.   COMMITMENTS AND CONTINGENCIES

     The Club provides advances to publishers for the right to distribute audiobook products. Such advances are recoupable against royalties earned by publishers. Future advance payments required under existing contracts are as follows as of December 18, 1998:

     Year Ended                                                           Amount

     1999                                                                   $325
     Thereafter                                                               --
                                                                            ----

                                                                            $325
                                                                            ====

9.   SUBSEQUENT EVENT

     On December 31, 1998, Columbia House entered into an agreement (the "Sales Agreement") to sell The Club to The Audio Book Club, Inc. for (i) $30,750 in cash plus the first $2,000 in collection of accounts receivable; (ii) 325,000 shares of common stock of The Audio Book Club Inc.; and (iii) a warrant to purchase 100,000 common shares of The Audio Book Club, Inc. at an exercise price equal to $11.125 per share, exercisable during the period from the closing date of the Sales Agreement to the fifth anniversary of such date.

     Under the Sales Agreement, effective December 31, 1998 Columbia House agreed to provide certain warehousing, fulfillment, marketing and customer service operations for The Audiobook Club, Inc. through June 30, 1999.

                                     ******

     The following pro forma presentation presents the pro forma effects for:

     (1) The acquisition of Radio Spirits, Inc. on December 14, 1998 and certain assets of an affiliated company, Buffalo Productions, Inc. and a 50% interest in a joint venture owned by the principal of Radio Spirits.

     (2) the acquisition of substantially all of the assets used by Metacom, Inc. in connection with its "Adventures in Cassettes" business on December 14, 1998.

     (3) the acquisition of substantially all of the assets used by Premier Electronic Laboratories, Inc. in connection with its business of licensing, producing, marketing and selling classic videos and radio programs on December 14, 1998.

     (4) the acquisition of substantially all of the assets used in the audiobook club division (the "CH Audiobook Club") of The Columbia House Company on December 31, 1998.

The pro forma presentation gives effect to the above transactions assuming the transactions occurred January 1, 1998 and includes the results of operations for Audio Book Club, Inc. for the year ended December 31, 1998; Radio Spirits, Inc. and Adventures in Cassettes for the twelve months ended September 30, 1998; Premier Electronics for the twelve months ended October 31, 1998; and the CH Audiobook Club for the year ended December 18, 1998. The Consolidated Balance Sheet of Audio Book Club, Inc. as reported on Form 10-KSB as of December 31, 1998 reflects the acquisitions and, accordingly, no pro forma balance sheet is presented in this report on Form 8K. The pro forma adjustments give effect to the events which are directly attributable to the transactions, factually supportable and expected to have a continuing impact. Adjustments include reductions in officer's salary and rent expense based on executed agreements pursuant to the transactions, amortization of identifiable intangible assets and goodwill arising from the transactions, and interest expense and amortization of deferred financing fees arising from the financing of the transactions.

                   Pro Forma Combined Statement of Operations

(000's) except earnings per share information

                                     (a) and
                     12/31/98        (b)
                      Audio          Radio
                      Book           Group
                      Club,          Acquisi-                  Columbia                 Pro-Forma
                      Inc.           tions       Combined      House      Combined      Adjustments      Notes         Adjusted
                    ----------------------------------------------------------------------------------------------------------------
Net Sales              $14,894      $11,079      $25,973      $14,387      $40,360                                      $40,360

Cost of
goods sold               9,452        4,859       14,311        6,118       20,429                                       20,429
                       -----------------------------------------------------------

Gross                    5,442        6,220       11,662        8,269       19,931                                       19,931
profit

Advertising
and
promotion                8,910        1,969       10,879        8,857       19,736                                       19,736

General and
admini-
strative                 3,697        3,003        6,700        1,307        8,007         (161)          (1)             7,846

Amortization
of Identifiable
Intangibles
and
Goodwill                                                                                   5,079          (2)             5,079
                      --------------------------------------------------------------------------                       --------

Income
before
interest                (7,165)       1,248       (5,917)      (1,895)      (7,812)      (4,918)                        (12,730)

Interest
income
(expense)                  180                       180                       180       (3,948)         (3)             (3,768)
                      --------------------------------------------------------------------------                       --------

Net income             $(6,985)       1,248       (5,737)      (1,895)     $(7,632)     $(8,866)                       $(16,498)
(loss)                =========================================================================                        ========

Shares
outstanding              6,154                                                              925                           7,079

Earnings
per share
(basic and
diluted)                $(1.13)                                                                                          $(2.33)
                      ========                                                                                         ========

----------
(a) The Radio Group includes the acquisition of Radio Spirits, Inc. and its affiliated company, Buffalo Productions, Inc. and the purchase of a 50% interest in a joint venture engaged in producing, broadcasting, marketing and distributing of a series of old-time radio programs; the acquisition of the assets used by Metacom, Inc. in connection with its "Adventures in Cassettes" business; and the assets used by Premier Electronics Laboratories, Inc., in connection with its licensing, producing, marketing and selling classic video and radio programs.

(b) Includes the results of operations for Radio Spirits, Inc. and the Adventures in Cassettes business of Metacom, Inc. for the twelve months ended September 30, 1998 and for Premier Electronics for the twelve months ended October 31, 1998.

(1) Reduction in officer's salary and rent based on executed agreements pursuant to the transactions.

(2) Amortization of goodwill and identifiable intangible assets based on estimated useful lifes for intangible assets and 20 years for goodwill as follows:

Customer Lists                                       3 years
Convenant not to Compete                             5 years
Mailing Agreements                                   7 years

(3) Interest expense and amortization of deferred financing fees.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                AUDIO BOOK CLUB INC.



                                                By:/s/ John Levy
                                                   --------------------------
                                                   Executive Vice President and
                                                   Chief Financial Officer


Date: April 23, 199